Benefit Plan	12 Months Ended
Dec. 31, 2012
Benefit Plan [Abstract]
Benefit Plan
(14) Benefit Plan

The Company has a defined contribution plan ("the 401(k) Plan") whereby eligible employees may contribute up to 15.0% of their pay subject to certain limitations as defined by the 401(k) Plan. Employees are eligible to participate in the 401(k) Plan after 90 days and are eligible to receive matching contributions upon one year of employment with the Company. The 401(k) Plan provides a 100.0% match of the first 3.0% and 50.0% of the next 2.0% of eligible employee contributions. All matching contributions vest immediately. The Company incurred $1.5 million, $1.5 million and $1.1 million of expenses associated with the Plan for the years ended December 31, 2012, 2011 and 2010, respectively.